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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 1, 2005

                             ORION HEALTHCORP, INC.
                           (formerly SurgiCare, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                   001-16587                 58-1597246
(State or Other Jurisdiction     (Commission File           (I.R.S. Employer
      of Incorporation)                Number)            Identification Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Section 1 Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

          On March 16, 2005, Brantley Partners IV, L.P. ("Brantley IV") loaned Orion HealthCorp, Inc. ("Orion" or the "Company") an aggregate of $1,025,000 (the "First Loan"). On June 1, 2005, the Company executed a convertible subordinated promissory note in the principal amount of $1,025,000 (the "First Note") payable to Brantley IV to evidence the terms of the First Loan. The material terms of the First Note are as follows: (i) the First Note is unsecured; (ii) the First Note is subordinate to the Company's outstanding loan from Healthcare Business Credit Corporation ("HBCC") and other indebtedness for monies borrowed, and ranks pari passu with general unsecured trade liabilities; (iii) principal and interest on the First Note is due April 19, 2006 (the "Maturity Date"); (iv) the interest accrues from and after March 16, 2005, at a per annum rate equal to nine percent (9.0%) and is non-compounding; (v) if an event of default occurs and is continuing, Brantley IV, by notice to the Company, may declare the principal of the First Note to be due and immediately payable; and
          (vi) on or after the Maturity Date, Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due of the First Note into shares of Class A Common Stock of the Company at a price per share equal to $1.042825 (the "First Note Conversion Price"). The number of shares of Class A Common Stock issuable upon conversion of the First Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by (y) the First Note Conversion Price (as defined above); provided, however, the number of shares issuable upon conversion of the First Note shall not exceed the lesser of: (i) 1,159,830 shares of Class A Common Stock, or (ii) 16.3% of the then outstanding Class A Common Stock. The First Note is issued in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, and appropriate exemptions from registration under the securities laws of all applicable jurisdictions. Brantley IV is an accredited investor and the only investor involved in the First Loan. There was no advertising or public solicitation in connection with the First Loan. The issuance of First Note is not a public offering. The shares of Class A Common Stock issuable pursuant to the First Note are not issuable until on or after the Maturity Date of the First Note and thus, do not fit within the definition of "sale" in the Securities Act of 1933, as amended. When and if the shares of Class A Common Stock are issued, they will be restricted securities and issued in reliance upon exemptions from registration under the Securities Act of 1933, as amended, and appropriate exemptions from registration under the securities laws of all applicable jurisdictions. The First Note is attached hereto as Exhibit 10.1.

          On April 19, 2005, Brantley IV loaned the Company an additional $225,000 (the "Second Loan"). On June 1, 2005, the Company executed a convertible subordinated promissory note in the principal amount of $225,000 (the "Second Note") payable to Brantley IV to evidence the terms of the Second Loan. The material terms of the Second Note are as follows: (i) the Second Note is unsecured; (ii) the Second Note is subordinate to the Company's outstanding loan from HBCC and other indebtedness for monies borrowed, and ranks pari passu with general unsecured trade liabilities; (iii) principal and interest on the Second Note is due April 19, 2006 (the "Maturity Date"); (iv) the interest accrues from and after April 19, 2005, at a per annum rate equal to nine percent (9.0%) and is non-compounding; (v) if an event of default occurs and is continuing, Brantley IV, by notice to the Company, may declare the principal of the Second Note to be due and immediately payable; and (vi) on or after the Maturity Date, Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due of the Second Note into shares of Class A Common Stock of the Company at a price per share equal to $1.042825 (the "Second Note Conversion Price"). The number of shares of Class A Common Stock issuable upon conversion of the Second Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by (y) the Second Note Conversion Price (as defined above); provided, however, the number of shares issuable upon conversion of the Second Note shall not exceed the lesser of: (i) 254,597 shares of Class A Common Stock, or (ii) 3.6% of the then outstanding Class A Common Stock. The Second Note is issued in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, and appropriate exemptions from registration under the securities laws of all applicable jurisdictions. Brantley IV is an accredited investor and the only investor involved in the Second Loan. There was no advertising or public solicitation in connection with the Second Loan. The issuance of the Second Note is not a public offering. The shares of Class A Common Stock issuable pursuant to the Second Note are not issuable until on or after the Maturity Date of the Second Note and thus, do not fit within the definition of "sale" in the Securities Act of 1933, as amended. When and if the shares of Class A Common Stock are issued, they will be restricted securities and issued in reliance upon exemptions from registration under the Securities Act of 1933, as amended, and appropriate exemptions from registration under the securities laws of all applicable jurisdictions. The Second Note is attached hereto as Exhibit 10.2.

          Paul H. Cascio, the Chairman of the board of directors of Orion, and Michael J. Finn, a director of Orion, are affiliates of Brantley IV. Additionally, Brantley IV is a principal stockholder of Orion and held approximately 49.1% of the outstanding voting stock of Orion as of March 31, 2005, on an as converted basis.

Section 2 Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

          The information required by this item is included in Item 1.01 and is incorporated herein by reference.

Section 3 Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

          The information required by this item is included in Item 1.01 and is incorporated herein by reference.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit        Description
-------        -----------
 10.1          Convertible Subordinated Promissory Note, dated as of June 1,
               2005, by and among Orion HealthCorp, Inc. and Brantley Partners
               IV, L.P.

 10.2 Convertible Subordinated Promissory Note, dated as of June 1, 2005, by and among Orion HealthCorp, Inc. and Brantley Partners IV, L.P.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ORION HEALTHCORP, INC.


                                                     By: /s/ Stephen H. Murdock
                                                         ----------------------
                                                         Stephen H. Murdock
                                                         Chief Financial Officer



Date: June 7, 2005

                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibits
------    -----------------------

10.1 Convertible Subordinated Promissory Note, dated as of June 1, 2005, by and among Orion HealthCorp, Inc. and Brantley Partners IV, L.P.

10.2 Convertible Subordinated Promissory Note, dated as of June 1, 2005, by and among Orion HealthCorp, Inc. and Brantley Partners IV, L.P.